Exhibit 10.2
CONFIDENTIAL TREATMENT REQUESTED
Amendment No. 4
THIS AMENDMENT NO. 4 is made on 11 day of July, 2011
BETWEEN:
(1)	DAIICHI SANKYO COMPANY, LIMITED a company incorporated in Japan whose principal place of business is at 5-1 Nihonbashi-honcho 3-chome Chuo-ku Tokyo 103-8426 Japan (“Daiichi Sankyo”); and
(2)	CYCLACEL LIMITED a company incorporated in England whose principal place of business is at Dundee Technopole, James Lindsay Place, Dundee DD1 5JJ, UK (“Cyclacel”).
WHEREAS:
(A)
Daiichi Sankyo (successor of SANKYO CO., LTD) and Cyclacel are Parties to the CS-682 LICENSE AGREEMENT dated September 10, 2003, as amended by letter amendments dated April 1, 2004, April 28, 2004 and January 13, 2005 (the “License Agreement”).

(B)
Cyclacel asked Daiichi Sankyo to waive its termination right under the Clause 4.2 of the License Agreement in consideration of the investment that Cyclacel has made in the Product (as defined in the License Agreement).

(C)	Cyclacel and Daiichi Sankyo wish to amend certain terms and conditions of the License Agreement in consideration of Daiichi Sankyo’s waiver of the Clause 4.2 termination right.
NOW, therefore both Parties agree as follows:
1.	Clause 3.3.6 of the License Agreement is hereby entirely deleted and replaced with:
3.3.6	royalties applicable on Net Sales as follows:
3.3.6.1	[***] on annual Net Sales less than [***];
3.3.6.2	[***] on annual Net Sales greater than or equal to [***] and less than [***];

3.3.6.3	[***] on annual Net Sales greater than or equal to [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
2.	Clause 3.4 of the License Agreement is hereby entirely deleted and replaced with:
3.4
In the case of sales of the Product by Cyclacel, its Affiliates or Cyclacel Licensees in countries where such sale does not fall within a Valid Claim of a Licensed Patent Right the royalty payable on Net Sales in such country shall be [***] regardless of the volume of the Net Sales in such country.

3.	Clause 3.6 of the License Agreement is hereby entirely deleted and replaced with:
[***]
4.
Subject to the terms and conditions of this Amendment No. 4, Daiichi Sankyo hereby irrevocably waives its termination right under the Clause 4.2 of the License Agreement as defined in (A) and releases Cyclacel and its officers, directors, employees and agents, and their respective successors, heirs and assigns, from all claims and liability of any kind, whether presently known or unknown, arising out of Cyclacel’s performance or lack of performance under Clause 4.2 of the License Agreement prior to the effective date of this Amendment No. 4. Clause 4.2 of the License Agreement is hereby entirely deleted as of the effective Date of this Amendment No. 4.

5.	The remainder of the License Agreement shall remain in full force and effect unless otherwise modified by both Parties in writing.
IN WITNESS WHEREOF the Parties have executed this Amendment No. 4 as of the date first written above.
SIGNED by
for and on behalf of
Daiichi Sankyo.
Date: July 5, 2011

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

/s/ Noriaki Ishida
Noriaki Ishida, Corporate Officer, Vice President, Business Development & Licensing

SIGNED by
for and on behalf of
Cyclacel.
Date: July 11, 2011

/s/ Paul McBarron
Paul McBarron, Chief Operating Officer, Executive Vice President, Finance